SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) December 22, 1999


                               MAPQUEST.COM, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        333-72667                                          36394110
(Commission File Number)                    (I.R.S. Employer Identification No.)


3710 Hempland Road, Mountville, Pennsylvania                       17554
(Address of Principal Executive Offices)                        (Zip Code)


                                 (717) 285-8500
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

Acquisition by America Online, Inc.

     On December 22, 1999, MapQuest and America Online, Inc. ("AOL") announced that they had entered into an Agreement and Plan of Merger, dated as of December 21, 1999 (the "Merger Agreement"), a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. Pursuant to the terms of the Merger Agreement, an AOL subsidiary will be merged (the "Merger") with and into MapQuest, with MapQuest surviving the Merger and becoming a wholly-owned subsidiary of AOL. The Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes.

     A copy of the press release which announces the Merger Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     The foregoing descriptions of the above noted documents are qualified in their entirety by reference to such documents as they appear in the corresponding exhibits attached hereto. The press release filed as Exhibit 99.1 contains "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is qualified by cautionary statements contained therein, including the fact that the Merger is subject to various conditions and therefore may not close, and in MapQuest's filings with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


Exhibit
  No.             Document Description
 ----             --------------------

2.1 Agreement and Plan of Merger, dated as of December 21, 1999, among America Online, Inc., MQ Acquisition, Inc. and MapQuest.com, Inc.

99.1 Joint Press Release issued by MapQuest.com, Inc. and America Online, Inc. on December 22, 1999, announcing the planned acquisition

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MapQuest.com, Inc.
                                        (Registrant)



Dated: December 27, 1999                By: /s/ James Thomas
                                           --------------------------
                                        Name: James Thomas
                                        Title: Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit                                                             Sequential
  No.    Document Description                                        Page No.
  ---    --------------------                                        --------

2.1      Agreement and Plan of Merger, dated as of December 21,
         1999, among  America  Online,  Inc.,  MQ Acquisition,
         Inc. and MapQuest.com, Inc.

99.1     Joint Press Release issued by MapQuest.com, Inc. and
         America Online, Inc. on December 22, 1999, announcing the planned acquisition.